UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2021 (July 20, 2021)

MATTERPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39790	85-1695048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

352 East Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 641-2241

Gores Holdings VI, Inc.

6200 Lookout Road

Boulder, CO 80301

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	MTTR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	MTTRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 20, 2021, Matterport, Inc. (formerly known as Gores Holdings VI, Inc.) (the “Company”), held a special meeting of the Company’s stockholders (the “Special Meeting”) in lieu of the 2021 annual meeting of the Company’s stockholders, at which holders of 25,408,200 shares of common stock (consisting of 16,783,200 shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Stock”) and 8,625,000 shares of Class F common stock, par value $0.0001 per share, of the Company (the “Class F Stock” and, together with the Class A Stock, the “Common Stock”)) were present in person or by proxy, representing 58.91% of the voting power of the shares of the Common Stock as of June 16, 2021, the record date for the Special Meeting, and constituting a quorum for the transaction of business. Each of the proposals listed below is described in more detail in the definitive proxy statement/prospectus filed June 21, 2021, and incorporated herein by reference. A summary of the voting results at the Special Meeting for each of the proposals is set forth below:

1. Business Combination Proposal. The stockholders approved in all respects that certain Agreement and Plan of Merger, dated as of February 7, 2021 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Maker Merger Sub, Inc. (“First Merger Sub”), a Delaware corporation and a direct, wholly-owned subsidiary of the Company, Maker Merger Sub II, LLC (“Second Merger Sub”), a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company, and Matterport, Inc. (“Matterport”), a Delaware corporation, and the transactions contemplated thereby, including, among other things, the merger of First Merger Sub, with and into Matterport continuing as the surviving corporation (the “First Merger”), and immediately following the First Merger and as a part of the same overall transaction as the First Merger, the merger of Matterport with and into Second Merger Sub, with Second Merger Sub continuing on as the surviving entity (such transactions, the “Business Combination”). The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
25,330,931	33,078	44,191	0

2. Nasdaq Proposal. The stockholders approved, for purposes of complying with applicable provisions of NASDAQ Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding voting power in connection with the Business Combination. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
25,279,271	69,729	59,200	0

3. Charter Approval Proposal. The stockholders adopted the proposed Second Amended and Restated Certificate of Incorporation of the Company. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
24,923,686	400,107	84,407	0

4. Governance Proposal. The stockholders approved, on a non-binding advisory basis, a separate proposal with respect to certain governance provisions in the Second Amended and Restated Certificate of Incorporation of the Company in accordance with United States Securities and Exchange Commission requirements. The voting results for each separate proposal were as follows:

a.

Proposal 4A: Change in Authorized Shares — To amend the Amended and Restated Certificate of Incorporation of the Company to increase the Post-Combination Company’s total number of authorized shares of all classes of Common Stock from 440,000,000 shares to 640,000,000 shares, which would consist of (i) increasing the Post-Combination Company’s Class A Stock from 400,000,000 shares to 600,000,000 shares and (ii) decreasing the Post-Combination Company’s Class F Stock from 40,000,000 shares to zero shares (after giving effect to the conversion of each outstanding share of Class F Stock immediately prior to the closing of the Business Combination into one share of Class A Stock):

For	Against	Abstain	Broker Non-Votes
24,725,402	508,728	174,070	0

b.

Proposal 4B: Classified Board — To amend the Amended and Restated Certificate of Incorporation of the Company to classify the Post-Combination Company’s board of directors into three classes of directors, as nearly equal as reasonably possible, with each class being elected to a staggered three-year term:

For	Against	Abstain	Broker Non-Votes
15,944,382	9,352,863	110,955	0

c.

Proposal 4C: Election and Removal of Directors — To amend the Amended and Restated Certificate of Incorporation of the Company to permit holders of a majority of the voting power of the then outstanding capital stock of the Post-Combination Company, subject to the special rights of the holder of any series of Preferred Stock, to (i) elect directors by a plurality of the votes of the shares present in person or represented by proxy, and (ii) remove any or all of the directors for cause by the affirmative vote of holders of a majority of the shares present in person or represented by proxy:

For	Against	Abstain	Broker Non-Votes
16,174,034	9,086,540	147,626	0

d.

Proposal 4D: Required Stockholder Vote to Amend the Certificate of Incorporation of the Company — To amend the Amended and Restated Certificate of Incorporation of the Company to require the approval by affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of capital stock of the Post-Combination Company entitled to vote generally in the election of directors, voting together as a single class, to make amendments to certain provisions of the Second Amended and Restated Certificate of Incorporation:

For	Against	Abstain	Broker Non-Votes
16,236,109	9,057,327	114,764	0

5. Incentive Award Plan Proposal. The stockholders approved the Company’s Incentive Award Plan, including the authorization of the initial share reserve thereunder. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
15,919,534	9,309,305	179,361	0

6. ESPP Proposal. The stockholders approved the Company’s 2021 Employee Stock Purchase Plan, including the authorization of the initial share reserve thereunder. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
16,099,816	9,165,148	143,236	0

7. Director Election Proposal. The stockholders elected four directors to serve on the Company’s Board until the earlier of the consummation of the Business Combination and the 2023 annual meeting of stockholders, and until their respective successors are duly elected and qualified The voting results for this proposal were as follows:

Name	For	Abstain	Broker Non-Votes
Alec Gores	8,625,000	0	0
Randall Bort	8,625,000	0	0
Elizabeth Marcellino	8,625,000	0	0
Nancy Tellem	8,625,000	0	0

8. Adjournment Proposal. The stockholders voted to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit solicitation and vote of proxies if it is determined by the Company that more time is necessary or appropriate to approve the Business Combination Proposal, the Nasdaq Proposal, the Charter Proposal, the Incentive Award Plan Proposal or the ESPP Proposal. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
25,128,418	153,072	126,710	0

93,917 shares of Class A Stock were presented for redemption in connection with the Business Combination.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matterport, Inc.

Date: July 23, 2021	By:	/s/ James D. Fay
	Name:	James D. Fay
	Title:	Chief Financial Officer